Exhibit 77(q)

Exhibits

(a)(1)   Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 per share effective July 1, 2011 to establish Class R shares of ING Equity Dividend Fund, ING MidCap Opportunities Fund, ING Real Estate Fund, and ING Value Choice Fund - – Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed on August 04, 2011 and incorporated herein by reference.

(a)(2)   Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 per share effective July 1, 2011 to establish Class R shares of ING Growth Opportunities Portfolio and ING Smallcap Opportunities Fund – Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed on August 04, 2011 and incorporated herein by reference.

(a)(3)   Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 per share effective July 1, 2011 to establish Class I shares of ING Mid Cap Value Fund – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2011 and incorporated herein by reference.

(e)(1)   Amended Schedule A dated September 30, 2011 to the Second Amended and Restated Investment Management Agreement between ING Equity Trust and ING Investments LLC dated February 1, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2011 and incorporated herein by reference.

(e)(2)   Sub-Advisory Agreement dated July 1, 2011 between ING Investments LLC and CBRE Clarion Securities, LLC re ING Real Estate Fund – Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed on August 04, 2011 and incorporated herein by reference.

(e)(3)   Sub-Advisory Agreement dated September 30, 2011 between ING Investments LLC and RBC Global Asset Management (U.S.) Inc. regarding ING Mid Cap Value Fund - – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2011 and incorporated herein by reference.

(e)(4)   Sub-Advisory Agreement dated September 30, 2011 between ING Investments LLC and Wellington Management Company, LLP regarding ING Mid Cap Value Fund – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2011 and incorporated herein by reference.

(e)(5)   Amended Schedule A dated November 2010 to the Sub-Advisory Agreement dated September 23, 2002 between ING Investments LLC and ING Investment Management Co. LLC – Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A filed on August 04, 2011 and incorporated herein by reference.